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Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of ChrisKen Partners Cash Income Fund L.P. (the "Partnership") on Form 10-KSB for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John F. Kennedy, President (Principal Executive Officer) of ChrisKen Income Properties, Inc., the Managing General Partner of the Partnership, and Robert Mayer, Acting Principal Financial Officer of ChrisKen Income Properties, Inc., the Managing General Partner of the Partnership, each certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and 2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Partnership.

Date: March 30, 2005

                                    By: /s/John F. Kennedy
                                        ---------------------------------------
                                        John F. Kennedy
                                        President
                                        ChrisKen Income Properties, Inc.,
                                            Managing General Partner
                                        ChrisKen Partners Cash Income Fund L.P.

                                    By: /s/Robert Mayer
                                        ---------------------------------------
                                        Robert Mayer
                                        Acting Principal Accounting Officer
                                        ChrisKen Income Properties, Inc.,
                                             Managing General Partner
                                        ChrisKen Partners Cash Income Fund L.P.

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